                            [LOGO] SPIRIT OF AMERICA

                               TABLE OF CONTENTS

                                                                                       Page
                                                                                       ----
A SUMMARY OF THE FUND.................................................................   2

FEES AND EXPENSES OF THE FUND.........................................................   4
 Example..............................................................................   4

INVESTMENT OBJECTIVES, PRINCIPLE INVESTMENT STRATEGIES AND RELATED RISKS..............   5

MANAGEMENT OF THE FUND................................................................   8
 Investment Adviser...................................................................   8
 Portfolio Manager....................................................................   8

PRICING FUND SHARES...................................................................   8

HOW TO PURCHASE SHARES................................................................   9
 General..............................................................................   9
 Purchases by Mail....................................................................   9
 Purchases by Wire....................................................................   9
 Purchases through Broker-Dealers.....................................................  10
 Purchases by Telephone...............................................................  10
 Subsequent Investments...............................................................  10

DISTRIBUTION ARRANGEMENTS.............................................................  11
 Rule 12b-1 Plans.....................................................................  11
 Class A Shares.......................................................................  11
 Class B Shares.......................................................................  11
 Factors to Consider in Choosing a Class of Shares....................................  11
 Sale of Class A Shares...............................................................  12
 Reduced Sales Charges................................................................  12
 Sales at Net Asset Value.............................................................  13
 Sale of Class B Shares...............................................................  13
 CDSC Waivers.........................................................................  14
 Automatic Conversion of Class B Shares...............................................  14

HOW TO REDEEM SHARES..................................................................  14
 Redemption by Mail...................................................................  14
 Redemption by Telephone..............................................................  15
 General Redemption Information.......................................................  15
 Minimum Balances.....................................................................  16

SPECIAL SERVICES......................................................................  16
 Automatic Investment Plan............................................................  16
 Systematic Cash Withdrawal Plan......................................................  16

DIVIDENDS, DISTRIBUTIONS AND TAXES....................................................  16
 Dividends and Distributions..........................................................  16
 U.S. Federal Income Taxes............................................................  17

FINANCIAL HIGHLIGHTS..................................................................  19

                             A SUMMARY OF THE FUND

   Investment Objectives. Growth of capital and current income.

   Principal Strategies. Spirit of America Investment Fund, Inc. (the "Fund") invests primarily in Real Estate Investment Trusts (REITs) with successful track records. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests.

   The Fund looks for stock where the price is low in relationship to the un-derlying value of the company and its real estate. The Fund evaluates price- /earnings ratios to attempt to identify those REITs which have strong under-lying value. The Fund selects REITs paying high dividends in comparison to other REITs. The Fund evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new con-struction. The Fund may also invest in equity securities of real estate indus-try companies, mortgage-backed securities and investment grade taxable munici-pal obligations.

   Investment Risks. Any investment involves risk. The risks associated with an investment in the Fund include:

  . The cyclical nature of the real estate industry, which subjects the real estate and real estate related securities held by the Fund to any market or economic condition that may affect the value of real estate (up or down).

  . REIT securities may be more volatile in price than the securities of larger market capitalization companies.

  . Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

  . The Fund is concentrated in real estate and real estate related securi-ties and the real estate sector may underperform in comparison with other investment sectors.

  . The stocks purchased by the Fund may not appreciate in value as the ad-visor anticipates.

  .  The loss of your investment in the Fund.

   Suitability. An investment in the Fund may be suitable for long-term in-vestors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments.

Past Fund Performance.

   The bar chart and performance table below illustrate the risks of investing in the Fund by showing changes in the Fund's performance. The Fund's past per-formance does not necessarily indicate how the Fund will perform in the fu-ture.

   The bar chart shows the changes in the annual total returns for each of the last three calendar years for the Fund's Class A shares. Sales loads and ac-count fees are not reflected in the bar chart; if they were, returns would be less than shown.



                                    [CHART]

                              Annual Returns (%)

                     2001            2000            1999
                    ------          ------          ------
                    28.03%          17.45%          -9.36%

     Year-to Date Return     2.4% as of January 31, 2002
     Best Quarter            14.38% in the quarter ended June 30, 2001
     Worst Quarter           (3.47%) in the quarter ended September 30, 2001.


   The table shows how the Fund's average annual returns compare with those of its benchmark, the Morgan Stanley REIT Index. The figures assume reinvestment of all dividends and distributions. The performance calculations reflect the deduction of the maximum sales charges and annual fund operating expenses.

                               Performance Table

            (Average annual total returns as of December 31, 2001)

                                                                      Since
                                                           1 Year  Inception*
                                                           ------  -----------
   Spirit of America Investment Fund--Class A.............
     Return Before Taxes.................................. 21.36%      3.26%
     Return After Taxes on Distributions(1)(2)............ 17.99%     (0.52%)
     Return After Taxes on Distributions and Sale of Fund
      Shares(1)(2)........................................ 11.99%      0.17%
   Morgan Stanley REIT Index (reflects no deduction for
    fees, expenses or taxes).............................. 12.83%      3.66%
                                                                      Since
                                                           1 Year  Inception**
                                                           ------  -----------
   Spirit of America Investment Fund--Class B(3)..........
     Return Before Taxes.................................. 20.01%      3.58%
   Morgan Stanley REIT Index (reflects no deduction for
    fees, expenses or taxes).............................. 12.83%      4.23%

--------
*  January 9, 1998.
** March 6, 1998.
(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.
(2) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
(3) Since the Fund has multiple classes, after-tax returns are shown for only Class A shares and after-tax returns for Class B shares will vary.

                         FEES AND EXPENSES OF THE FUND

   This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(paid directly from your investment)

                                                          Class A    Class B
                                                          -------    -------
Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price).....................   5.25%(1)   None
Maximum Deferred Sales Charge (Load) Imposed on
 Redemptions (as a percentage of the lesser of original
 purchase price or redemption proceeds)..................   1.00%(2)   5.75%(3)

Annual Fund Operating Expenses:
(expenses that are deducted from Fund assets)

                                                          Class A    Class B
                                                          -------    -------
Management Fees..........................................   0.97%      0.97%
Distribution and Service (12b-1) Fees....................   0.30%      1.00%
Other Expenses...........................................   1.04%      1.04%
                                                           -----      -----
Total Annual Fund Operating Expenses.....................   2.31%      3.01%
                                                           =====      =====
Less Fee Waiver and/or Expense Reimbursement.............  (0.34%)    (0.34%)
                                                           -----      -----
Net Annual Operating Expenses............................   1.97%(4)   2.67%(4)
                                                           =====      =====

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(1)  Reduced for purchases of $100,000 and over, decreasing to zero for pur-
     chases of $1 million and over. See "Distribution Arrangements."
(2) A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on redemptions of $1 million or more made within one year of the date of purchase. See "Distribution Arrangements."
(3) A CDSC is imposed on redemptions of Class B Shares purchased at the fol-lowing declining rates: within the first year--5.75%; second year--5.0%; third year--4.0%; fourth year--3.0%; fifth year--2.0%; sixth year--2.0%; seventh year--1.0% and eighth year and thereafter--none. See "Distribu-tion Arrangements."
(4) These are the net fees and expenses that the Fund actually incurred for the fiscal year ended October 31, 2001. Spirit of America Management Corp. (the "Adviser") has contractually agreed to waive advisory fees and/or reimburse expenses under an Operating Expenses Agreement so that the total operating expenses of Class A shares and Class B shares will not exceed 1.97% and 2.67%, respectively, of the average daily net assets of each Class. The Adviser has agreed to continue to waive advisory fees and/or reimburse expenses for the Fund until February 24, 2003. Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense lim-itations stated above. This agreement shall continue for additional one-year terms, absent 60 days' notice from the Adviser.

Example

   This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

   The Example assumes that:

  .  you invest $10,000 in the Fund for the time periods indicated;

  .  you redeem all of your shares at the end of those periods;

  .  your investment has a 5% return each year; and

  . the Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expense reimbursements and the Fund's operat-ing expenses for the other periods do not reflect any fee waivers and/or expense reimbursements.

   Although your actual costs may be higher or lower, based on these assump-tions your costs would be:

                                                            3      5
                                                   1 year years  years  10 years
                                                   ------ ------ ------ --------
      Class A Shares..............................  $714  $1,178 $1,666  $3,007
      Class B Shares..............................  $859  $1,327 $1,778  $3,313

   You would pay the following expenses if you did not redeem your shares:

                                                            3      5
                                                   1 year years  years  10 years
                                                   ------ ------ ------ --------
      Class A Shares..............................  $714  $1,178 $1,666  $3,007
      Class B Shares..............................  $270  $  900 $1,556  $3,313

   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

   Investment Objectives. Growth of capital and current income.

   General. At least 60% of the Fund's total assets will be invested in equity REITs and other real estate industry companies. A "real estate industry compa-ny" is a company that derives at least 50% of its gross revenues or net prof-its from either (a) the ownership, development, construction, financing, man-agement or sale of commercial, industrial or residential real estate or (b) products or services related to the real estate industry, like building sup-plies or mortgage servicing.

   The Fund may also, but currently does not, invest up to 40% of its total assets in (a) mortgage-backed securities, (b) investment grade taxable munici-pal obligations and (c) short-term investments. These instruments are de-scribed below.

   When selecting equity securities, the Fund's adviser focuses on whether the issuer can achieve sustainable growth in cash flow, which is a prerequisite to higher dividend paying capability. The adviser looks for the economic viabil-ity of property markets in which the issuer operates, and the ability of man-agement to add value through strategic focus and operating expertise. The Fund purchases equity securities when, in the judgment of the adviser, the market price for such securities does not adequately reflect this potential. In mak-ing this determination, the adviser will take into account fundamental trends in underlying property markets as determined by site visits, price-earnings ratios for real estate companies, cash flow growth and stability, the rela-tionship between asset value and market price of the securities, dividend pay-ment history, and any other factor which may from time to time be relevant.

   REITs. The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income-producing real es-tate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several require-ments of the Internal Revenue Code of 1986, as amended

(the "Code"). The Fund will indirectly bear its proportionate share of ex-penses incurred by REITs in which it invests, in addition to the expenses in-curred directly by the Fund.

   Mortgage-Backed Securities. The Fund may invest in all types of mortgage-backed securities. The Fund also may invest in guaranteed mortgage pass-through securities which represent participation interests in pools of resi-dential mortgage loans and are issued by U.S. governmental or private agencies or instrumentalities, including but not limited to the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. Government for timely payment of principal and interest on the certifi-cates. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately-owned corporation for full and timely payment of prin-cipal and interest on the certificates. Freddie Mac certificates are guaran-teed by Freddie Mac, a corporate instrumentality of the U.S. Government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

   Taxable Municipal Obligations. The Fund may invest in investment grade tax-able municipal securities. These securities are debt obligations issued by mu-nicipalities and local agencies within the United States to obtain funds for various public purposes. In addition, public authorities issue taxable indus-trial development bonds to provide for the construction, equipment, repair or improvement of certain privately operated or local facilities. These obliga-tions, including those which are guaranteed by state, local and municipal agencies or instrumentalities, may or may not be backed by the full faith and credits or the taxing authority of the agency or instrumentality issuing the obligation. Unlike tax-free municipal securities, the interest on taxable mu-nicipal securities generally will be included in gross income for federal in-come tax purposes and may be subject to income taxes imposed by any state or political subdivision.

   Investment grade securities are within the four highest credit ratings of Moody's or S&P, or are comparably rated by another nationally recognized sta-tistical rating organization or, if unrated, determined by the adviser to be of comparable quality. Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade, they may have speculative characteristics. The Fund generally will not retain securities that fall below investment grade.

   Short-Term Investments. The short-term investments in which the Fund may invest are: corporate commercial paper and other short-term commercial obliga-tions, in each case rated or issued by companies with similar securities out-standing that are rated Prime-1, Aa or better by Moody's Investors Service, Inc. ("Moody's") or A-1, AA or better by Standard & Poor's Ratings Group ("S&P"); obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa or better by Moody's or A-1, AA or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or in-strumentalities with remaining maturities not exceeding 18 months.

   Concentration of Investments. The Fund invests primarily in real estate re-lated securities. This means the Fund is concentrated in the real estate in-dustry. A fund that concentrates its investments is subject to greater risk of loss than is a fund that has a more diversified portfolio of investments.

   Temporary Investments. From time to time, the Fund may take temporary de-fensive positions that are inconsistent with its principal investment strate-gies. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The Fund will assume a temporary defensive posture only when economic and other factors ad-versely affect the real estate industry market and, in the advisor's opinion, present extraordinary risks in being invested primarily in real estate securi-ties. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

   Risks. Investments in real estate and real estate related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. Main risks are those equal to the direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund's in-vestments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the advisor anticipates.

   In addition, if the Fund receives rental income or income from the disposi-tion of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company.

   REITs are dependent upon management skills, are not diversified, are sub-ject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may underperform in comparison with other investment sectors.

   Investing in REITs involves risks similar to those associated with invest-ing in small capitalization companies. REITs may have limited financial re-sources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. His-torically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor's 500 Composite Stock Price Index.

   Investing in investment grade taxable municipal obligations involves the risk of default among one or more issuers of taxable municipal obligations which are held by the Fund. Another risk may be the inability to readily find a buyer at or near the market price should the Fund need to quickly dispose of one or more of its positions in taxable municipal obligations. Also, there is no guarantee that the municipal securities will remain at investment grade af-ter the Fund invests in them.

   REITs are subject to interest rate risks. When interest rates decline, the value of an investment in fixed rate obligations can be expected to rise. Con-versely, when interest rates rise, the value of an investment in fixed rate obligations can be expected to decline.

   Investing in mortgage-backed securities involves risks such as the failure of a counterparty to meet its commitments and the effects of prepayments on mortgage cash flows. Prepayment rates are influenced by changes in current in-terest rates and a variety of other factors, and cannot be predicted with cer-tainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment, and to a lesser rate of principal prepayments in an increas-ing interest rate environment. Early payment associated with mortgage-backed securities causes these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securi-ties. The Fund may fail to recoup fully its investment in mortgage-backed se-curities due to the possibility of non-payment of the underlying mortgages, notwithstanding any direct or indirect governmental or agency guarantee. When the Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-backed securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securi-ties as a means of locking in interest rates.

                            MANAGEMENT OF THE FUND

Investment Adviser

   Spirit of America Management Corp. ("Spirit Management"), 477 Jericho Turn-pike, Syosset, New York 11791, is the Fund's investment adviser. Spirit Man-agement was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Spirit Management has managed the investments of the Fund since its inception in January of 1998 and has no other assets under management.

   Spirit Management invests the Fund's assets, manages the Fund's business affairs and supervises the Fund's day-to-day operations. Spirit Management provides the Fund with advice on buying and selling securities in accordance with the Fund's investment objective, policies and limitations. Spirit Manage-ment also furnishes office space and certain administrative and clerical serv-ices, and employs the personnel needed with respect to Spirit Management's re-sponsibilities under its investment advisory contract with the Fund.

   The Fund pays Spirit Management a fee at the annual rate of 0.97% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. After fee waivers and expense reimbursements, Spirit Management received a fee of 0.65% of the Fund's average daily net assets for the fiscal year ended Oc-tober 31, 2001.

Portfolio Manager

   Ronald W. Weiss is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Weiss has been associated with Spirit Management since its inception. Mr. Weiss has spent over twenty years in the real estate finance and investment banking industry, which includes debt and equity fi-nancing, real estate investment trusts, asset management, new investment prod-uct development and venture capital transactions for financial services firms. Most recently, Mr. Weiss was Senior Vice President of Gilford Securities, Inc., New York, NY from April, 1996 to May, 1997.

                              PRICING FUND SHARES

   Portfolio securities are valued and net asset value ("NAV") per share of each Class of the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time) on each day the NYSE is open for trading. The NYSE is closed on the following holidays or days on which the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The procedure for determining the NAV is identical for each Class, but due to the specific distribution expenses and other costs allocable to each Class, the NAV of each Class will vary. Class A Shares are purchased at the offering price per share (which includes a sales load), while Class B Shares are pur-chased at the NAV per share.

   The NAV for each Class of shares is computed by adding, with respect to each Class of shares, the value of the Fund's investments, cash and other as-sets attributable to that Class, deducting liabilities of the Class and divid-ing the result by the number of shares of that Class outstanding. Expenses are accrued daily and applied when determining the NAV of each class. The Fund's equity securities are valued based on the last reported sales price on the principal exchange on which the security trades, or if no sales price is re-ported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices.

   Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors believes represents fair value. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets are valued at their fair value as determined in good faith under proce-dures established by and under the supervision of the Board of Directors.

                            HOW TO PURCHASE SHARES

General

   You can purchase shares of the Fund through broker-dealers that have exe-cuted a selling agreement with the Fund's distributor, SSH Securities, Inc. (the "Distributor"). Class A shares are sold at the NAV next determined after receipt by the Fund's transfer agent, PFPC Inc. (the "Transfer Agent"), plus an initial maximum sales charge of up to 5.25% of the offering price (5.54% of the net amount invested) reduced on investments of $100,000 or more. Class B shares are sold without a sales charge at the current NAV, but a Contingent Deferred Sales Charge ("CDSC") may be imposed at the time of redemption. The minimum initial investment for Class A shares and Class B shares is $500. See "Distribution Arrangements."

   Purchase orders for shares of the Fund that are received by the Transfer Agent in proper form by the close of the NYSE, on any day that the NYSE is open for trading, will be purchased at the Fund's next determined NAV (plus any applicable sales charge). Orders for Fund shares received after 4:00 p.m. Eastern Time will be purchased at the NAV (plus any applicable sales charge) determined on the following business day.

   The Fund and the Transfer Agent each reserve the right to reject any pur-chase order in whole or in part. The Fund reserves the right to suspend the offering of its shares. The Fund also reserves the right to vary the initial and subsequent investment minimums, or to waive the minimum investment re-quirements for any investor. The Fund will not accept checks endorsed by a third party as payment for purchase orders.

   When you sign your account application, you will be asked to certify that your Social Security or taxpayer identification number is correct and that you are not subject to 30% backup withholding for failing to report income to the Internal Revenue Service ("IRS"). If you violate IRS regulations, the IRS can require the Fund to withhold 30% of your taxable distributions and redemp-tions.

Purchases by Mail

   Shares may be purchased initially by completing the account application ac-companying this Prospectus and mailing it to the Transfer Agent, together with a check payable to "Spirit of America Investment Fund, Inc." The check or money order and account application should be mailed to PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. If this is an initial purchase, please send a minimum of $500 (including IRA and SEP accounts).

Purchases by Wire

   To invest by wire, you must first telephone the Transfer Agent at (800) 452-4892 to receive an account number. Your name, account number, taxpayer identification number or social security number and address must be specified in the wire. In addition, an account application should be promptly forwarded to: PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406.

   If you have a commercial bank account at a member firm of the Federal Re-serve System, you may purchase shares of the Fund by requesting your bank to transmit funds by wire to: Boston Safe Deposit & Trust, ABA# 011001234, Cred-it: Spirit of America Investment Fund, Inc., Acct#: 182095, FBO: (Insert name and your account number).

   You may make additional investments at any time through the wire procedures described above, which must include your name and account number. Your bank may impose a fee for investments by wire. The Fund will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. You may be subject to 30% withholding if the Fund does not have complete, correct taxpayer information on file as required by law.

Purchases through Broker-Dealers

   The Fund may accept telephone orders only from broker-dealers or financial intermediaries that have been approved by the Fund. The broker-dealers or fi-nancial intermediaries must promptly forward purchase orders and payments for the same to the Fund. Brokers or financial intermediaries through which an in-vestor purchases shares of the Fund may charge the shareholder a transaction fee or other fee for their services at the time of purchase. Minimum invest-ments through broker/dealers or accounts opened through a mutual fund network may apply.

   For any order to be confirmed at the current day's offering price, it must be received by the Transfer Agent or the selling dealer by 4:00 p.m. Eastern Time on the same day. For any dealer order to be confirmed at the current day's offering price, it not only must be received by the dealer prior to 4:00 p.m. Eastern Time on that day, but it must be communicated to the Transfer Agent by 5:00 p.m. Eastern Time on that day. It is the responsibility of the dealer to communicate the details of the order to the Transfer Agent. Orders received by dealers after 4:00 p.m. Eastern Time are confirmed at the offering price on the following business day.

Purchases by Telephone

   The Fund only accepts telephone purchases from brokers or financial inter-mediaries. Individuals may not make purchases by telephone.

Subsequent Investments

   You may make subsequent purchases by mail, bank wire, automatic investing or direct deposit. The minimum for subsequent investments for each Class of shares is $50 for all accounts.

   When making subsequent investments by mail, please return the bottom por-tion of a previous confirmation with your investment in the envelope that is provided with each confirmation statement. Your check should be made payable to "Spirit of America Investment Fund, Inc." and mailed to PFPC Inc., 211 South Gulph Road, P.O. Box 61767, King of Prussia, PA 19406. Orders to pur-chase shares are effective on the day the Transfer Agent receives your check or money order.

   All investments must be made in U.S. dollars and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge (minimum of $20) will be imposed if any check used for the purchase of shares is returned. Investors who purchase Fund shares by check or money order may not receive redemption proceeds until there is reasonable belief that the pur-chase check has cleared, which may take up to eight business days after the purchase date.

                           DISTRIBUTION ARRANGEMENTS

   The Fund offers Class A and Class B shares. The two classes of shares rep-resent interest in the same portfolio of investments, have the same rights and are identical in all respects, except Class A shares charge a front-end sales load and Class B shares bear a higher 12b-1 fee and are subject to a CDSC if sold within seven years of purchase.

Rule 12b-1 Plans

   The Fund has adopted two plans of distribution (each, a "12b-1 Plan") pur-suant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Plan permits the Fund to pay the Distributor, from the as-sets of each respective Class, a monthly fee for the Distributor's services and expenses in distributing shares of the Fund ("distribution fees") and pro-viding personal services and/or maintaining shareholder accounts ("service fees"). Each Class has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of each respective Class on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A Shares

   The offering price for Class A shares includes a front-end sales charge. The maximum sales charge is 5.25% of the offering price (5.54% of the net amount invested) and is reduced on investments of $100,000 or more. Class A shares are subject to annual 12b-1 fees of up to a maximum of 0.30% of average daily net assets of such class in any year. Certain purchases of Class A shares qualify for reduced front-end sales charges.

Class B Shares

   Class B shares are offered without a front-end sales charge, but are sub-ject to a CDSC if the shares are redeemed within seven years of purchase. Class B shares are subject to annual 12b-1 fees of up to a maximum of 1.00% (0.25% of which are service fees) of average daily net assets of such class in any year for approximately eight years after purchase. Class B shares permit all of your investment to work from the time the investment is made.

   The Class B shares are designed to permit you to purchase shares without the assessment of a front-end sales load and, at the same time, permit the Distributor to compensate authorized dealers with respect to such shares. In this regard, the purpose and function of the CDSC and Rule 12b-1 fee is to provide for the financing of the distribution of Class B shares. Higher 12b-1 fees paid by Class B shares will result in a higher expense ratio and lower dividends than Class A shares.

   At the end of approximately eight years after purchase, the Class B shares will automatically be converted into Class A Shares and, thereafter, for the remainder of the life of the investment, the annual 12b-1 Plan fee of 0.30% for Class A Shares will apply. See "Automatic Conversion of Class B Shares."

Factors to Consider in Choosing a Class of Shares

   You should determine whether it is more advantageous for you to purchase Class A shares and incur a front-end sales charge or purchase Class B Shares and have your entire purchase invested in the Fund, subject to a CDSC if you redeem shares within seven years of purchase. In addition, you should consider the level of annual 12b-1 Plan expenses applicable to each Class. The higher 12b-1 Plan expenses on Class B Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money.

Sale of Class A Shares

   The sales charge you pay for Class A shares depends on the dollar amount invested, as shown in the table below.

                                             Total Sales Charge as a Percentage
                                                             of
                                             ----------------------------------
                                             Offering Price Net Amount Invested
                                             -------------- -------------------
      Under $100,000........................     5.25%             5.54%
      $100,000 but less than $250,000.......     4.50%             4.71%
      $250,000 but less than $500,000.......     3.75%             3.89%
      $500,000 but less than $1,000,000.....     3.00%             3.09%
      $1,000,000 or more*...................        0%                0%

--------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments, the Fund imposes a CDSC of 1.00% in the event of certain redemptions within one year of the purchase. The CDSC incurred upon redemption is paid to the Distributor in reimburse-ment for distribution-related expenses. A commission will be paid to autho-rized dealers who initiate and are responsible for purchases of $1 million or more.

   The Distributor will pay a dealer concession to those selected dealers who have entered into an agreement with the Distributor. The dealer's concession may be changed from time to time. The Distributor may, from time to time, of-fer incentive compensation to dealers which sell shares of the Fund subject to sales charges, allowing such dealers to retain an additional portion of the sales load. On some occasions, such cash or incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund during a specified period of time. A dealer who receives all or substantially all of the sales load may be considered an "underwriter" under the Securities Act of 1933, as amended. All such sales charges are paid to the securities dealer involved in the trade, if any. No sales charge is assessed on the rein-vestment of dividends or distributions.

Reduced Sales Charges

   The sales charge for purchases of Class A Shares may be reduced through rights of accumulation or letter of intent. To qualify for a reduced sales charge, you must so notify the Transfer Agent at the time of each purchase of shares which qualifies for the reduction.

   Rights of Accumulation. If you already own Class A shares, reduced sales charges for Class A shares are applicable to subsequent purchases. The sales charge on each additional purchase is determined by adding the current market value of the shares currently owned to the amount being invested. The reduced sales charge is applicable only to current purchases. You must notify the Transfer Agent at the time of subsequent purchase that your purchase is eligi-ble for the right of accumulation. You must also state your account number, and whether the account is held in the name of your spouse or minor children, the age of such children, and the specific relationship of each such person to you.

   Letter of Intent. Letter of Intent. Class A investors may qualify for a re-duced sales charge immediately by signing a non-binding letter of intent stat-ing the intent to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The first in-vestment cannot be made more than 90 days prior to the date of the letter of intent. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the letter of intent has been completed. During the term of the letter of intent, the Transfer Agent will hold shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the letter of intent is not purchased. The escrowed shares will be released when the full amount has been purchased. If the full amount is not purchased within the 13-month period, escrowed shares will be redeemed in an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have been paid on total aggregate pur-chases if such purchases had been made at a single time. You must notify the Transfer Agent at the time you submit the letter of intent that prior pur-chases may apply.

Sales at Net Asset Value

   The Fund may sell Class A shares at NAV (i.e., without any initial sales charge) to certain investors, including: (i) investment advisory clients of Spirit Management or its affiliates; (ii) (a) officers and present or former directors of the Fund, (b) directors and present and full-time employees of selected dealers or agents, or the spouse, or minor children of any such per-son, or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or the estate of any such per-son or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) Spirit Management, the Distributor, and their affiliates, and certain employee benefit plans for em-ployees of Spirit Management and the Distributor; (iv) persons who establish, to the Distributor's satisfaction, that they are investing, within such time period as may be designated by the Distributor, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Distributor; (v) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual re-tirement accounts (including individual retirement accounts to which simpli-fied employee pension ("SEP") contributions are made) if such plans or ac-counts are established or administered under programs sponsored by administra-tors or other persons that have been approved by the Distributor; and (vi) in-vestors who redeem shares of the Fund and then decide to reinvest their re-demption proceeds in additional shares of the Fund within 30 days.

Sale of Class B Shares

   Class B shares are sold at NAV, without an initial sales charge, next de-termined after receipt of an order. The full amount of your purchase is imme-diately invested in the Fund. A CDSC, however, will be imposed on certain re-demptions of Class B shares within seven years after purchase. Shares acquired by reinvestment of distributions and shares held for more than seven years may be redeemed without charge at any time. To determine the CDSC assessed on any redemption, the Fund will first redeem shares not subject to a CDSC, second, shares held for more than seven years, but before the eighth year anniversary of shares acquired pursuant to reinvestment of dividends or distributions, and third, shares held longest during this eight-year period. This will result in your paying the lowest possible CDSC.

   The CDSC is calculated by multiplying the lesser of the original purchase price or the NAV of such shares at the time of redemption by the applicable percentage shown in the table below. No CDSC will be imposed on amounts repre-senting increases in NAV above the initial purchase price of the shares iden-tified for redemption.

       Redemption    Percentage of  Percentage of Net
       Within        Offering Price  Amount Invested
       ----------    -------------- -----------------
       First Year        5.75%            6.10%
       Second Year       5.00%            5.26%
       Third Year        4.00%            4.16%
       Fourth Year       3.00%            3.09%
       Fifth Year        2.00%            2.04%
       Sixth Year        2.00%            2.04%
       Seventh Year      1.00%            1.01%
       Eighth Year       0.00%            0.00%

CDSC Waivers

   The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Internal Revenue Code) of all registered own-ers occurring after the purchase of the shares being redeemed, (ii) in connec-tion with required minimum distributions from an IRA or other retirement plan,
(iii) in connection with returns of excess contributions to an IRA or other retirement plan, and (iv) effected pursuant to the right of the Fund to liqui-date a shareholder's account as described under "How to Redeem Shares."

Automatic Conversion of Class B Shares

   Class B shares held for eight years after purchase are automatically con-verted into Class A shares on the eighth anniversary after purchase. The Fund will effect conversions of Class B shares into Class A shares only four times in any calendar year, on the fifteenth business day of the months of March, June, September and December (each, a "Conversion Date"). If the eighth anni-versary after a purchase of Class B shares falls on a Conversion Date, Class B shares will be converted on that date. If the eighth anniversary occurs be-tween Conversion Dates, Class B shares will be converted on the next Conver-sion Date after such anniversary.

   The Class A shares into which the Class B shares will convert are subject to ongoing annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.

   The automatic conversion of Class B shares constitutes a tax-free exchange for federal income tax purposes.

                             HOW TO REDEEM SHARES

   You may redeem your shares of the Fund on any business day that the NYSE is open for business. Redemptions will be effective at NAV (subject to any appli-cable CDSC fees) next determined after receipt by the Transfer Agent of a re-demption request meeting the requirements described below.

Redemption by Mail

   You may redeem shares by submitting a written request for redemption to PFPC Inc., 211 South Gulph Rd., P.O. Box 61767, King of Prussia, PA 19406. A written redemption request must: (i) identify your account name and account number; (ii) state the number of shares or dollar amount to be redeemed; and
(iii) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name an account is registered is required for all written redemption requests exceeding $10,000, or where proceeds are to be mailed to an address other than the address of record. When the Fund requires a signa-ture guarantee you must provide a medallion signature guarantee. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial in-stitution which is participating in a medallion program recognized by the Se-curities Transfer Association. The three recognized medallion programs are Se-curities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Notary public en-dorsements will not be accepted. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, adminis-trators, trustees or guardians and retirement plans.

   A redemption request will not be considered received until the Transfer Agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the Transfer Agent at (800) 452-4892.

Redemption by Telephone

   With prior authorization, you may redeem shares by calling the Transfer Agent at (800) 452-4892 during normal business hours. To arrange for redemp-tion by wire or telephone after your account has been opened, or to change the bank or account designated to receive redemption proceeds, send a written re-quest with a signature guarantee (as described above) to the Transfer Agent.

   The Fund reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time.

   During periods of unusual economic or market changes, telephone redemptions may be difficult to implement. In such event, you should follow the procedures for redemption by mail.

   Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably be-lieved to be genuine. In this regard, the Fund and the Transfer Agent require personal identification information before accepting a telephone redemption. To the extent that the Fund or the Transfer Agent fails to use reasonable pro-cedures to verify the genuineness of telephone instructions, the Fund may be liable for losses due to fraudulent or unauthorized instructions. The Fund re-serves the right to refuse a telephone redemption if it is believed advisable to do so. Written confirmation will be provided for all redemption transac-tions initiated by telephone. Proceeds from a telephone redemption shall be sent only to the shareholder's address of record or wired to the shareholder's bank account on file with the Transfer Agent.

General Redemption Information

   When a request for redemption is made shortly after the purchase of shares by check, you will not receive the redemption proceeds until the check(s) for the shares purchased has cleared.

   Although the redemption proceeds may be delayed, the redemption request will be processed at the NAV next determined after receipt of the redemption request in good order. The Fund will mail the redemption proceeds as soon as the purchase check clears, which may take up to eight business days. You may avoid such delays by purchasing shares by federal funds wire.

   Redemption proceeds may be wired directly to any bank previously designated on your new account application. There is a $15.00 charge for redemptions made by wire to domestic banks. Wires to foreign or overseas banks may be charged at higher rates. Banks may impose a fee for wire services. In addition, there may be fees for redemptions made through brokers, financial institutions and service organizations. If you execute your redemption order through an inter-mediary, you may be subject to additional charges.

   The Fund will satisfy redemption requests for cash to the fullest extent feasible, as long as such payments would not, in the opinion of the Board of Directors, result in the need for the Fund to sell assets under disadvanta-geous conditions or to the detriment of the remaining shareholders of the Fund. The Fund has reserved the right to redeem in-kind, or partly in cash and partly in-kind.

   The Fund has elected, pursuant to Rule 18f-1 under the 1940 Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund, during any 90-day period for any one shareholder. Any portfolio securi-ties paid or distributed in-kind would be in readily marketable securities and valued in the manner described above. See "Pricing Fund Shares." In the event that an in-kind distribution is made, you may incur additional expenses, such as brokerage commissions, on the sale or other disposition of the securities received from the Fund. In-kind payments need not constitute a cross-section of the Fund's portfolio.

   The Fund may suspend the right of redemption or postpone the date of pay-ment for more than seven days during any period when (i) trading on the NYSE is restricted or the NYSE is closed for other than customary weekends and holidays, (ii) the SEC has by order permitted such suspension for the protection of the Fund's shareholders, or (iii) an emergency exists making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

Minimum Balances

   Due to the relatively high cost of maintaining smaller accounts, the Fund reserves the right to involuntarily redeem shares in any account at their then current NAV if at any time the account balance is less than $500 as a result of shareholder redemptions, but not market fluctuations. You will be notified in writing if the value of your account is less than the required minimum, and will be allowed at least 60 days to bring the value of your account up to the minimum before the redemption is processed. No CDSC will be imposed on any in-voluntary redemption.

                               SPECIAL SERVICES

Automatic Investment Plan

   You can make additional purchases of shares of the Fund through an auto-matic investment plan. The automatic investment plan provides a convenient method by which investors may have monies deducted directly from their bank account for investment in the Fund. You may authorize the automatic withdrawal of funds from your bank account by opening an account with a minimum of $500 and completing the automatic investment plan section of the account applica-tion enclosed with this Prospectus. Subsequent monthly investments are subject to a minimum required amount of $50. The Fund may alter, modify or terminate this plan at any time.

Systematic Cash Withdrawal Plan

   The Fund offers a systematic cash withdrawal plan as another option by which to withdraw funds from your account on a regular basis. To participate in this option, you must either own or purchase shares having a value of $10,000 or more. Automatic payments by check will be mailed to you on either a monthly, quarterly, semi-annual or annual basis in amounts of $50 or more. All withdrawals are processed on the 25th of the month or, if such day is not a business day, on the next business day and paid promptly thereafter. The sys-tematic withdrawal plan is not available for Class B shares. For information about starting a systematic cash withdrawal plan, call the Transfer Agent at
(800) 452-4892.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

   The Fund intends to distribute substantially all of its net investment in-come and capital gains to shareholders each year. Normally, dividends will be paid quarterly. Capital gains, if any, will be distributed annually in Decem-ber, but may be distributed more frequently if deemed advisable by the Board of Directors. All such dividends and distributions are taxable to the share-holder whether received in cash or reinvested in shares. The Fund will dis-tribute the return of capital it receives from the REITs in which the Fund in-vests. The REITs pay distributions based on cash flow, without regard to de-preciation and amortization. As a result, a portion of the distributions paid to the Fund and subsequently distributed to shareholders is a return of capi-tal. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year.

   Dividends paid by the Fund with respect to its Class A shares and Class B shares are calculated in the same manner and at the same time. Both Class A shares and Class B shares will share proportionately in the investment income and expenses of the Fund, except that the per share dividends of Class B shares will differ from the per share dividends of Class A shares as a re-sult of additional distribution expenses applicable to Class B shares.

   Each income dividend and capital gains distribution, if any, declared by the Fund on its outstanding shares will be paid in additional shares of the Fund having an aggregate net asset value as of the payment date of such divi-dend or distribution equal to the cash amount of such income dividend or dis-tribution, unless payment in cash is specified by the shareholder by written request to the Fund. Election to receive income dividends and distributions in cash may be made at the time shares are initially purchased or may be changed at any time prior to the record date for a particular dividend or distribu-tion. There is no sales or other charge in connection with the reinvestment of dividends and capital gains distributions.

   If you buy shares just before the Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

   Any check tendered in payment of dividends or other distributions which cannot be delivered by the post office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value, and the dividend option may be changed from cash to reinvest.

U.S. Federal Income Taxes

   Dividends representing net investment income and distributions of net short-term capital gains are taxable as ordinary income. The excess of net capital gains over the net capital losses realized and distributed by the Fund to its shareholders as capital gains distributions is expected to be taxable to the shareholders as long-term capital gains, regardless of the length of time a shareholder may have held his or her shares of the Fund.

   Distributions received by a shareholder may include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant) any further re-turns of capital will be taxable as a capital gain.

   A distribution will be treated as paid on December 31 of the current calen-dar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder held shares six months or less and during that period received a distribution taxable to such shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term capital loss to the extent of such distribution.

   A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement ac-count, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

   The Fund will be required to withhold 30% of any payments made to a share-holder if the shareholder has not provided a certified taxpayer identification number to the Fund or if the shareholder is otherwise subject to backup with-holding.

   Shareholders will be advised annually as to the federal tax status of income dividends and capital gains and return of capital distributions made by the Fund for the preceding year. Distributions by the Fund may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding their own tax situation.

                             FINANCIAL HIGHLIGHTS

   The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects results for a single Fund share. The total returns in the table rep-resent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions. This re-port has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                            Class A        Class A        Class A          Class A
                          ------------   ------------   ------------    --------------
                          For the Year   For the Year   For the Year
                             Ended          Ended          Ended        For the Period
                          October 31,    October 31,    October 31,     Ended October
                              2001           2000           1999          31, 1998*
                          ------------   ------------   ------------    --------------
Net Asset Value,
 Beginning of Period....    $   7.41       $   7.48       $  8.66           $10.00
                            --------       --------       -------           ------
Income from Investment
 Operations:
  Net investment
   income...............        0.31           0.45          0.49             0.20
  Net realized and
   unrealized
   gain/(loss) on
   investments..........        1.63           0.15         (1.02)           (1.38)
    Total from
     investment
     operations.........        1.94           0.60         (0.53)           (1.18)
                            --------       --------       -------           ------
Less Distributions:
  Distributions from net
   investment income....       (0.31)         (0.45)        (0.53)           (0.16)
  Distributions from
   return of capital....       (0.20)         (0.22)        (0.12)            0.00
                            --------       --------       -------           ------
    Total
     distributions......       (0.51)         (0.67)        (0.65)           (0.16)
Net Asset Value, End of
 Period.................    $   8.84       $   7.41       $  7.48           $ 8.66
                            ========       ========       =======           ======
Total Return............       26.40%(2)       8.33%(2)     (6.38%)(2)      (11.78%)(1)
Ratios/Supplemental Data
Net assets, end of pe-
 riod (000).............    $48, 016       $10, 936       $11,225           $7,290
Ratio of expenses to
 average net assets:
  Before expense
   reimbursement(2).....        2.29%          3.73%         3.35%            6.33%
  After expense
   reimbursement(2).....        1.97%          1.97%         1.97%            1.97%
Ratio of net investment
 income (loss) to
 average net assets:
  Before expense
   reimbursement(2).....        4.12%          4.29%         4.17%           (0.62%)
  After expense
   reimbursement(2).....        4.44%          6.05%         5.55%            3.75%
Portfolio turnover......       12.04%         21.55%         8.15%            0.00%

--------
*  Class A Shares commenced investment operations on January 9, 1998.
(1) Calculation does not reflect sales load and is not annualized.
(2) Calculation does not reflect sales load.

                            Class B       Class B       Class B         Class B
                          ------------  ------------  ------------   --------------
                          For the Year  For the Year  For the Year
                             Ended         Ended         Ended       For the Period
                          October 31,   October 31,   October 31,    Ended October
                              2001          2000          1999         31, 1998*
                          ------------  ------------  ------------   --------------
Net Asset Value,
 Beginning of Period....     $ 7.53        $ 7.51        $ 8.64          $9.62
                             ------        ------        ------          -----
Income from Investment
 Operations:
  Net investment
   income...............       0.28          0.40          0.40           0.15
  Net realized and
   unrealized
   gain/(loss) on
   investments..........       1.63          0.16         (0.99)         (1.00)
    Total from
     investment
     operations.........       1.91          0.56         (0.59)         (0.85)
                             ------        ------        ------          -----
Less Distributions:
  Distributions from net
   investment income....      (0.28)        (0.40)        (0.42)         (0.13)
  Distributions from
   return of capital....      (0.18)        (0.14)        (0.12)          0.00
    Total
     distributions......      (0.46)        (0.54)        (0.54)         (0.13)
                             ------        ------        ------          -----
Net Asset Value, End of
 Period.................     $ 8.98        $ 7.53        $ 7.51          $8.64
                             ======        ======        ======          =====
Total Return............      25.56%(2)      7.72%(2)     (7.09%)(2)     (8.84%)(1)
Ratios/Supplemental Data
Net assets, end of
 period (000)...........     $6,254        $2,560        $2,645          $ 669
Ratio of expenses to
 average net assets:
  Before expense
   reimbursement(2).....       2.99%         4.43%         4.05%          7.03%
  After expense
   reimbursement(2).....       2.67%         2.67%         2.67%          2.67%
Ratio of net investment
 income (loss) to
 average net assets:
  Before expense
   reimbursement(2).....       4.72%         3.59%         3.47%         (1.32%)
  After expense
   reimbursement(2).....       5.04%         5.35%         4.85%          3.05%
Portfolio turnover......      12.04%        21.55%         8.15%          0.00%

--------
*  Class B Shares commenced investment operations on March 6, 1998.
(1) Calculation does not reflect CDSC charges and is not annualized.
(2) Calculation does not reflect CDSC charges.

          The following notice does not constitute part of and is not incorporated into the prospectus of the Fund.

                         DAVID LERNER ASSOCIATES, INC.
                           Privacy Policy Statement

   David Lerner Associates, Inc. is committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

   From time to time, we may collect a variety of personal information about you, including:

  . Information we receive from you on applications or other forms or via telephone calls with you;

  . Information about your transactions with us (such as your purchases, sales, or account balances); or

  .  Information we receive from consumer reporting agencies.

   We do not disclose your nonpublic personal information to any non-affili-ated third parties, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide all of the above information to companies that perform marketing or administrative services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

   With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal in-formation, and we restrict access to this information.

   If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your non-public personal information.

   This notice also applies to the following entities that may be deemed to be affiliated with David Lerner Associates, Inc.:

     SSH Securities, Inc.
     Spirit of America Investment Fund, Inc.

Investment Adviser                        Custodian

Spirit of America Management, Inc.        The Bank of New York
477 Jericho Turnpike                      48 Wall Street
Syosset, NY 11791                         New York, New York 10286
(516) 390-5575


Distributor                               Auditors

SSH Securities, Inc.                      Tait Weller & Baker
477 Jericho Turnpike                      8 Penn Center Plaza, Suite 800
Syosset, NY 11791                         Philadelphia, PA 19103
(516) 390-5565


Shareholder Services

PFPC Inc.
211 South Gulph Rd., P.O. Box 61617
King of Prussia, PA 19406
(800) 452-4892

   Additional information about the Fund is contained in the Statement of Ad-ditional Information (the "SAI"). The SAI is incorporated by reference into this Prospectus.

  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

   To obtain an SAI, annual report or semi-annual report for the Fund without charge, or request other information or make shareholder inquiries call col-lect 516-390-5555.

  The Fund's reports and SAI can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (the "SEC") in Washington, D.C. Information on the operation of the Public Reference Room is available from the SEC by calling 202-942-8090. The reports and other information are available on the EDGAR Database on the SEC's internet site at http://www.sec.gov. Copies of this information can be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

     Investment Company File No. 811-8231

                           [LOGO] SPIRIT OF AMERICA

                                  Prospectus
                               February 28, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.